UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 11, 2017 (January 5, 2017)

MOELIS & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-36418	46-4500216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, 5th Floor
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 883-3800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events.

On January 11, 2017, Moelis & Company (the “Company”) closed the offering of 5,750,000 shares of Class A common stock, par value $0.01per share, of the Company (“Class A common stock”).

In connection with the offering, on January 5, 2017, the Company and Moelis & Company Group LP entered into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co. and Morgan Stanley & Co. LLC, as representatives of the underwriters listed on Schedule I to the Underwriting Agreement (the “Underwriters”), for the issuance and sale of 5,000,000 shares of Class A common stock, at a price to the public of $32.75 per share, less underwriting discounts and commissions. The Company also has granted the Underwriters a 30-day option to purchase an additional 750,000 shares of Class A common stock at the public offering price, less underwriting discounts and commissions, which was exercised in full on January 6, 2017.

The proceeds of the offering will be used to repurchase the same number of shares of Class A common stock or partnership or other equity interests that are exchangeable or convertible into shares of Class A common stock from certain of the Company’s Managing Directors and former employees.  The Company will not retain any proceeds from the sale of shares of Class A common stock.

The Underwriting Agreement contains representations, warranties and covenants customary in agreements of this type, including an agreement by the Company and Moelis & Company Group LP to indemnify the Underwriters against certain liabilities arising out of or in connection with the sale of Class A common stock in the offering.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the complete text of the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

The offering and sale of the Class A common stock was made pursuant to a prospectus supplement dated January 5, 2017, to the prospectus dated December 16, 2016 that was filed as part of the Company’s registration statement on Form S-3 (File No. 333-214803) under the Securities Act of 1933, as amended, which became effective on December 16, 2016. In connection with the offering, the legal opinion as to the validity of the Class A common stock is being filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description of Exhibit

1.1

Underwriting Agreement dated January 5, 2017, by and among Moelis & Company, Moelis & Company Group LP and Goldman, Sachs & Co. and Morgan Stanley & Co. LLC, as representatives of the underwriters named therein.

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the Class A common Stock.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOELIS & COMPANY

By:	/s/ Osamu Watanabe
Name: Osamu Watanabe
Title: General Counsel and Secretary

Date: January 11, 2017

EXHIBIT INDEX

Exhibit Number	Description

1.1

Underwriting Agreement dated January 5, 2017, by and among Moelis & Company, Moelis & Company Group LP and Goldman, Sachs & Co. and Morgan Stanley & Co. LLC, as representatives of the underwriters named therein.

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the Class A common stock.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).